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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-20125.


                                                     Arthur Andersen LLP





Chicago, Illinois
September 6, 1996

















































                                                                      Exhibit 23